As filed with the Securities and Exchange Commission on December 6, 2001

                                             Registration No. 333-______________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                                 OFFICEMAX, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             OHIO                                                34-1573735
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                         3605 Warrensville Center Road,
                           Shaker Heights, Ohio 44122
           (Address of Principal Executive Offices Including Zip Code)

                                 OFFICEMAX, INC.
                   2001 AMENDED AND RESTATED EQUITY-BASED PLAN
                          (AS AMENDED NOVEMBER 8, 2001)
                            (Full Title of the Plan)

                                 Ross H. Pollock
             Executive Vice President, General Counsel and Secretary
                                 Officemax, Inc.
                          3605 Warrensville Center Road
                           Shaker Heights, Ohio 44122
                     (Name and Address of Agent For Service)
                                 (216) 471-6900
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

Title of                                                   Proposed Maxi-               Proposed Maxi-              Amount of
Securities to                   Amount to be               mum Offering                 mum Aggregate               Registration
be Registered                   Registered (1)             Price Per Share (2)          Offering Price (2)          Fee
Common Shares, without par      9,147,343                  $  2.90                      $ 26,527,294.70             $ 6,340.02
value (3)

(1) Pursuant to Rule 416 of the Securities Act of 1933 ("Securities Act"), this Registration Statement also covers such additional Common Shares, without par value ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Officemax, Inc. 2001 Amended and Restated Equity-Based Award Plan (As Amended November 8, 2001) ("Plan").


(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on December 4, 2001, within five business days prior to filing.


(3) One right ("Right") will also be issued with respect to each Common Share. The terms of the Rights are described in the Form 8-A filed by Officemax, Inc. ("Registrant") with the Securities and Exchange Commission ("SEC") on March 20, 2000.


                         Exhibit Index Appears on Page 4

                                     Part II

      Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 333-40688 on Form S-8 as filed by the Registrant with the SEC on June 30, 2000, are incorporated herein by reference.

Item 8. Exhibits

      4.1 Officemax, Inc. 2001 Amended and Restated Equity-Based Award Plan (as Amended November 8, 2001) (filed herewith).

      4.2 Second Amended and Restated Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended January 22, 2000 and incorporated herein by reference).

      4.3 Code of Regulations of the Registrant (filed as Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended January 21, 1995 and incorporated herein by reference).

      4.4 Rights Agreement dated as of March 17, 2000 between the Registrant and First Chicago Trust Company of New York (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed on March 20, 2000 and incorporated herein by reference).

      5 Opinion of Ross H. Pollock, Executive Vice President, General Counsel of the Registrant, as to the validity of securities registered hereunder.

      23 Consent of PricewaterhouseCoopers. (Consent of counsel is included in Exhibit 5).

      24 Power of Attorney on behalf of the directors and certain officers of the Registrant.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Shaker Heights, state of Ohio, on December 6, 2001.



                                      OFFICEMAX, INC.


                                By:   /s/  Ross H. Pollock
                                      ------------------------------------------
                                      Ross H. Pollock, Executive Vice President,
                                      General Counsel and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2001.

        Signature                                    Title
        ---------                                    -----
  *                               Chairman of the Board, Chief Executive Officer
------------------------          and Director (principal executive officer)
Michael Feuer

  *                               Senior Executive Vice President and Chief
------------------------          Financial Officer (principal financial and
Jeffrey P. Freimark               accounting officer)


  *                               Director
------------------------
Raymond L. Bank

  *                               Director
------------------------
Burnett W. Donoho

  *                               Director
------------------------
Philip D. Fishbach

  *                               Director
------------------------
James F. McCann

  *                               Director
------------------------
Sydell L. Miller

  *                               Director
------------------------
Jerry Sue Thornton

  *                               Director
------------------------
Ivan J. Winfield

      Ross H. Pollock, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the SEC.

December 6, 2001

                                    By:   /s/ Ross H. Pollock
                                          --------------------------------------
                                          Ross H. Pollock, Attorney-in-Fact

                                  EXHIBIT INDEX


      4.1 Officemax, Inc. 2001 Amended and Restated Equity-Based Award Plan (as Amended November 8, 2001) (filed herewith).

      4.2 Second Amended and Restated Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended January 22, 2000 and incorporated herein by reference).

      4.3 Code of Regulations of the Registrant (filed as Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended January 21, 1995 and incorporated herein by reference).

      4.4 Rights Agreement dated as of March 17, 2000 between the Registrant and First Chicago Trust Company of New York (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed on March 20, 2000 and incorporated herein by reference).

      5 Opinion of Ross H. Pollock, Executive Vice President, General Counsel of the Registrant, as to the validity of securities registered hereunder.

      23 Consent of PricewaterhouseCoopers. (Consent of counsel is included in Exhibit 5).

      24 Power of Attorney on behalf of the directors and certain officers of the Registrant.